UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2017

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55774	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02 Results of Operations and Financial Condition

On November 13, 2017, Broadstone Net Lease, Inc. (the “Company”) issued a press release setting forth its results of operations for the quarter ended September 30, 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 8.01 Other Events

On November 7, 2017, the Board of Directors of the Company (the “Board”) approved an amendment, effective as of January 1, 2018, to its director compensation and stock ownership policy (the “Policy”) regarding the compensation the Company pays to its independent directors (the “Independent Directors”). Pursuant to the Policy, as amended, effective as of January 1, 2018, the Company will pay its Independent Directors or their nominees for their service as directors an annual retainer of $100,000, payable in arrears in equal quarterly installments. In addition, the Policy, as amended, provides that the Company will pay the following additional annual retainers: (a) $10,000 to the chairperson of each of the Board’s Independent Directors Committee (the Company’s lead Independent Director) and Audit Committee, (b) $5,000 to each of the chairperson of the Board’s Nominating and Corporate Governance Committee and the Independent Director serving as board observer on the board of managers of Broadstone Real Estate, LLC, the Company’s sponsor and manager, and (c) $5,000 to each non-chairperson member of the Board’s Audit Committee.

Pursuant to the Policy, the compensation described above is payable to the Independent Directors in the form of shares of the Company’s common stock with a value equal to the amount of the applicable retainer payment, provided that an Independent Director may elect to receive up to 30% of such compensation in the form of cash. In order for an Independent Director to elect to receive such compensation in the form of a mixture of shares of the Company’s common stock and cash, the Independent Director must maintain the minimum stock retention limit established by the Board from time to time.

The Policy, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the complete Policy.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

10.1	Director Compensation and Stock Ownership Policy, effective as of January 1, 2018

99.1	Press Release, dated November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: November 13, 2017